--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

February 6, 1996

To Our Shareholders:

     We are pleased to submit to you the annual report for the Cohen & Steers Total Return Realty Fund, Inc. for the year ended December 31, 1995. The net asset value per share at that date was $13.44. In addition, during the fourth quarter three $0.08 per share monthly dividends were declared and paid.

1995 REVIEW

     The year just ended can best be characterized as one in which balance returned to nearly every aspect of the real estate and real estate securities markets. The total investment return of REITs in 1995 was both satisfactory and above their long-term record; for the past ten years REITs have produced average annual total returns of 10.3%. The Fund's total return for 1995 based on income and change in net asset value was 9.1%. In addition, returns from direct real estate were the highest in seven years.

     Many investors, however, have expressed disappointment over recent REIT performance because it lagged, by a considerable margin, the unusually high returns registered by the stock (+37.6%) and long-term bond (+34.2%) markets. While many observers have gone to great lengths to try to explain the performance of REITs relative to other financial market assets, we believe that REIT returns were very much in line with what should be rationally expected. Importantly, in our opinion, 1995 performance substantiated the low correlation between REIT returns and interest rates and it further demonstrated the low volatility that is characteristic of REITs. The low 'beta' of REITs in general, and our portfolio in particular, would imply relative returns that are in line with those achieved in 1995.

     The performance of REITs in 1995 reflects the balanced supply/demand situation which exists in today's real estate markets between both landlords and tenants and buyers and sellers of property. Vacancy rates for most major property types have declined and market rents have risen as the economy has grown and new development has been held in check. This improvement in real estate conditions has resulted in the return of liquidity to the real estate markets, an increase in transactions and, therefore, a reversion of investment returns to a more normal level. Naturally, investment returns were not uniform among the various property sectors as shown in the table below.

------------------------------------------------------------------------------------------------------------------
                                 1995 TOTAL INVESTMENT RETURNS OF MAJOR SECTORS*
------------------------------------------------------------------------------------------------------------------
All Equity REITs..............................   15.3%  Office REITs..................................   38.8%
Apartment REITs...............................   12.3   Self Storage REITs............................   34.9
Health Care REITs.............................   24.9   Shopping Center REITs.........................    5.1
Hotel REITs...................................   30.8   S&P 500 Index.................................   37.6
Industrial REITs..............................   15.9   Long-term Treasury............................   34.2
------------------------------------------------------------------------------------------------------------------

*  Source: National Association of Real Estate Investment Trusts, Inc.

     Our underperformance of the NAREIT Equity REIT Index in 1995 was a direct result of our heavier than average weighting in owners of shopping centers. At the beginning of the year we had expected the economy to experience moderate growth which would translate into a good year for owners of retail properties. Although the companies in our portfolio actually did experience healthy cash flow growth, uncertainties surrounding the retail environment, particularly towards year end, caused the share price performance of shopping center owners to lag that of most other property types. We were also somewhat overweighted in the apartment sector. Again, our companies experienced strong cash flow growth but fears of increasing development activity suppressed the share prices of many apartment-owning REITs.

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                                       1

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

     The better performing sectors during 1995 tended to be either somewhat less mainstream areas or ones which have a limited number of companies available in the public market but are enjoying extremely strong fundamentals. These include owners of office, hotel and self-storage facilities. Of the $1.0 billion in initial public offerings of REITs underwritten during 1995, over 80% were in the storage and hotel sectors. Most of the balance of the $5.7 billion of common equity raised by REITs during 1995 was in the form of secondary stock offerings, essentially by the better-positioned companies that used the proceeds primarily to retire debt or finance property acquisitions. Here too, on the underwriting side, balance was restored to the REIT market as equity offerings were completed by high-quality companies and in amounts that satisfied but did not overwhelm demand.

     In summary, 1995 represented a year of great balance with regard to real estate fundamentals, the supply and demand for properties, and the supply and demand for REIT shares. This, in turn, led to investment returns which were in line with historic trends.

1996 OUTLOOK

     While we have maintained that interest rates alone do not exert the most influence on REIT share prices, we believe that as we start 1996, the single most important element in both the real estate and REIT picture is the prevailing level of interest rates. With long-term treasury bond rates at around the 6% level and credit readily available, we believe the real estate industry is faced with a financing opportunity not seen in decades. Whereas the last time interest rates were at this level (more than two years ago) REITs began a period of below-average performance, the financial market and valuation conditions were considerably different than they are today, as shown in the following table.

----------------------------------------------------------------------------------------------------------------------
                                                                                        OCTOBER 1993     DECEMBER 1995
----------------------------------------------------------------------------------------------------------------------
30-year Treasury Yield...............................................................        5.96%            5.96%
10-year Treasury Yield...............................................................        5.43%            5.58%
S&P 500 Dividend Yield...............................................................        2.68%            2.24%
Equity REIT Dividend Yield...........................................................        6.16%            7.37%
     divided by 30-year Treasury Yield...............................................        1.04             1.24
     divided by 10-year Treasury Yield...............................................        1.13             1.32
     divided by S&P 500 Yield........................................................        2.30             3.29
S&P 500 P/E Ratio....................................................................       24.20            17.51
Equity REIT Market Capitalization....................................................   $27.6 billion    $46.7 billion
Assets in Real Estate Mutual Funds...................................................    $1.0 billion     $2.2 billion
----------------------------------------------------------------------------------------------------------------------

     The last time long-term interest rates were at today's level equity REITs had completed almost three years of exceptional returns and were trading at valuation levels, based on dividend yields, which were unsustainably high on an absolute basis, albeit still attractive relative to the stock and bond markets. In contrast, at the end of 1995 equity REIT yields were considerably higher on an absolute basis; relative to stocks and bonds REITs were trading at an historically low valuation level. In our opinion, one important difference is that although interest rates were quite low in 1993, there was not a great amount of mortgage debt available to the real estate industry. In addition, because many REITs were newly formed, the credit markets were not yet fully open to these companies. Currently, because of the return to health of the real estate industry, mortgage lenders are once again actively making loans and the commercial mortgage-backed securities market is enjoying significant growth. Further, the maturation of the REIT industry over the past several years has opened the credit

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

markets to many companies for a wide spectrum of corporate debt instruments. In 1995, REITs raised approximately $2.6 billion in such capital, nearly double what was raised in 1994.

     With income returns (or 'capitalization rates') on property purchases higher today than they were in 1993 and debt financing now more readily available, we believe that the current environment for acquisitions is the most advantageous in a generation. We believe that a continuation of the present low interest rate environment is likely to precipitate a great deal of acquisition activity and eventually cause property values to rise. Low interest rates are of particular benefit to the REIT industry today which, unlike in 1993, is much larger, more mature, dominated by strong and proven companies and better accepted by investors at large. While the cost of equity financing may vary based on the way it is computed, we believe that there is no calculation which can show that cost to be less expensive than the cost of debt capital. It is therefore our belief that those companies which either fail to take advantage of today's borrowing opportunity or choose to sell equity in anything but a judicious manner will find that their stock prices suffer as a result.

     In summary, in our opinion, there are three important underpinnings that the current low interest rate environment provides to the REIT industry. Mortgage interest rates, which are influenced by long-term bond yields, and are well below the income returns available in the property markets, provide an exceptional financing opportunity for acquisitions and therefore a strong foundation for property values. Second, those companies that properly take advantage of current financing opportunities may be expected to enjoy an increase in their growth rates and share prices. And third, because REIT dividend yields are currently significantly higher than other financial market yields this should attract investors and provide strong support for REIT share prices.

     Our investment strategy for 1996 will focus on our ability to invest in those sectors that we believe show the strongest fundamentals along with those companies whose valuations have declined to what we consider unwarranted levels. We anticipate a continuation of moderate economic growth due to what appears to be a bias towards monetary stimulus by the Federal Reserve and a lack of excesses in the economy. As a result, we believe that our holdings in the shopping center sector are likely to achieve healthy profit growth. In addition, consolidation of the retail industry may well provide the stronger companies with uncommon re-leasing, upgrading and acquisition opportunities. Further, with Wall Street almost unanimously negative on the shopping center sector, we believe that nearly all bad news may be adequately factored into share prices. Similarly, apartments are likely to be our next highest weighting due to the continuing improvement that we expect to see in rental rates. Although there is some apartment construction taking place, it is at a rate which we believe cannot meet the underlying demand for rental housing. We are increasingly attracted to the office sector, which has been the last major property type to stage a recovery and where high-quality acquisition opportunities may still be plentiful. We also expect both occupancy and rent growth to accelerate in the next five years in the office sector.

     While a return to normal and stable conditions in the real estate industry is welcomed by most, it has resulted in a market environment which is more competitive and efficient. We nonetheless remain confident in our investment strategy and security selection criteria. Ultimately, we expect this to result in superior investment results.

Sincerely,

MARTIN COHEN                                               ROBERT H. STEERS
MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman

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                                       3

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                           NUMBER OF
                                                                             SHARES               VALUE
                                                                        ----------------       -----------
EQUITIES                                                  97.42%
      APARTMENT                                           27.28%
            Amli Residential Properties Trust.....................           100,000           $ 2,000,000
            Associated Estates Realty Corp........................           165,300             3,553,950
            Avalon Properties.....................................            98,200             2,111,300
            Camden Property Trust.................................           106,000             2,530,750
            Charles E. Smith Residential Realty...................            89,400             2,112,075
            Colonial Properties Trust.............................           124,200             3,167,100
            Columbus Realty Trust.................................           105,000             2,034,375
            Equity Residential Properties Trust...................            25,900               793,188
            Oasis Residential.....................................            86,400             1,965,600
            Summit Properties.....................................           189,500             3,766,312
            Wellsford Residential Property Trust..................           134,300             3,088,900
                                                                                               -----------
                                                                                                27,123,550
                                                                                               -----------
      HEALTH CARE                                          8.13%
            American Health Properties............................            87,200             1,874,800
            Nationwide Health Properties..........................            97,100             4,078,200
            Omega Healthcare Investors............................            80,000             2,130,000
                                                                                               -----------
                                                                                                 8,083,000
                                                                                               -----------
      HOTELS                                               1.54%
            Patriot American Hospitality..........................            59,400             1,529,550
                                                                                               -----------
      INDUSTRIAL                                           2.05%
            Liberty Property Trust................................            98,100             2,035,575
                                                                                               -----------
      OFFICE                                               8.06%
            Beacon Properties Corp. ..............................            45,000             1,035,000
            Cali Realty Corp. ....................................            99,600             2,178,750
            Carr Realty Corp. ....................................           127,400             3,105,375
            Reckson Associates Realty Corp. ......................            57,800             1,697,875
                                                                                               -----------
                                                                                                 8,017,000
                                                                                               -----------

                       See notes to financial statements.
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                                       4

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

                                                                           NUMBER OF
                                                                             SHARES               VALUE
                                                                        ----------------       -----------
      SHOPPING CENTER                                     50.36%
         Community Center:                                19.75%
            Bradley Real Estate...................................            114,000          $ 1,539,000
            Developers Diversified Realty Corp....................             70,800            2,124,000
            Federal Realty Investment Trust.......................            133,300            3,032,575
            Mid-America Realty Investments........................            128,300            1,010,363
            Pennsylvania Real Estate Investment Trust.............            165,500            3,434,125
            Price REIT, Series B..................................            120,100            3,332,775
            Regency Realty Corp...................................             55,000              948,750
            Sizeler Property Investors............................            103,800              921,225
            Vornado Realty Trust..................................             87,700            3,288,750
                                                                                               -----------
                                                                                                19,631,563
                                                                                               -----------
         Factory Outlet Center:                            3.45%
            HGI Realty............................................             86,000            1,967,250
            Tanger Factory Outlet Centers.........................             58,700            1,467,500
                                                                                               -----------
                                                                                                 3,434,750
                                                                                               -----------
         Regional Mall:                                   27.16%
            CBL & Associates Properties...........................             86,700            1,885,725
            DeBartolo Realty Corp. ...............................            370,900            4,821,700
            Glimcher Realty Trust.................................            297,600            5,133,600
            J.P. Realty...........................................            132,800            2,905,000
            Macerich Company......................................            153,000            3,060,000
            Simon Property Group..................................             78,800            1,920,750
            Taubman Centers.......................................            345,900            3,459,000
            The Mills Corp........................................             81,300            1,382,100
            Urban Shopping Centers................................            114,000            2,436,750
                                                                                               -----------
                                                                                                27,004,625
                                                                                               -----------
               TOTAL SHOPPING CENTER..............................                              50,070,938
                                                                                               -----------
               TOTAL EQUITIES (Identified cost -- $96,827,590)....                              96,859,613
                                                                                               -----------

                       See notes to financial statements.
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                                       5

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1995

                                                                           PRINCIPAL
                                                                             AMOUNT               VALUE
                                                                        ----------------       -----------
CORPORATE BONDS                                              1.88%
            Trizec Finance, Ltd. 10.875%, 10/15/05
               (Identified cost -- $1,786,518)....................         $1,800,000          $ 1,869,750
                                                                                               -----------
TOTAL INVESTMENTS (Identified cost -- $98,614,108) ........ 99.30%                              98,729,363
OTHER ASSETS, LESS LIABILITIES ............................  0.70%                                 695,932
                                                                                               -----------
            NET ASSETS (Equivalent to $13.44 per share
               based on 7,399,100 shares of capital
               stock outstanding) ........................ 100.00%                             $99,425,295
                                                         ---------                             -----------
                                                         ---------                             -----------

                       See notes to financial statements.
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                                       6

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
      Investments in securities, at value (Identified cost -- $98,614,108) (Note 1)................  $ 98,729,363
      Receivable for investment securities sold....................................................       462,844
      Dividends receivable.........................................................................     1,003,656
      Interest receivable..........................................................................        40,102
      Unamortized organization costs and other assets (Note 1).....................................        41,175
                                                                                                     ------------
            Total Assets...........................................................................   100,277,140
                                                                                                     ------------
LIABILITIES:
      Loan payable (Notes 1 and 7).................................................................       383,580
      Payable for investment securities purchased..................................................       138,088
      Payable for dividends declared...............................................................       187,282
      Investment advisory fees payable (Note 2)....................................................        56,533
      Administrative fees payable (Note 2).........................................................        16,152
      Interest payable (Notes 1 and 7).............................................................         3,060
      Accrued expenses and other liabilities.......................................................        67,150
                                                                                                     ------------
            Total Liabilities......................................................................       851,845
                                                                                                     ------------
NET ASSETS applicable to 7,399,100 shares of $.001 par value common stock outstanding (Note 4).....  $ 99,425,295
                                                                                                     ------------
                                                                                                     ------------
NET ASSET VALUE PER SHARE:
   ($99,425,295[div]7,399,100 shares of common stock outstanding)..................................  $      13.44
                                                                                                     ------------
                                                                                                     ------------
MARKET PRICE PER SHARE:............................................................................  $     13.375
                                                                                                     ------------
                                                                                                     ------------
MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE.......................................         (0.48%)
                                                                                                     ------------
                                                                                                     ------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)..............................................................  $ 97,455,675
      Accumulated net realized gain on investments sold............................................     1,854,365
      Net unrealized appreciation on investments...................................................       115,255
                                                                                                     ------------
                                                                                                     $ 99,425,295
                                                                                                     ------------
                                                                                                     ------------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

Investment Income (Note 1):
      Dividend income................................................................................  $ 7,500,330
      Interest income................................................................................      158,258
                                                                                                       -----------
            Total Income.............................................................................    7,658,588
                                                                                                       -----------
Expenses:
      Investment advisory fees (Note 2)..............................................................      668,143
      Administrative fees (Note 2)...................................................................      190,896
      Professional fees (Note 6).....................................................................       76,760
      Custodian fees.................................................................................       55,156
      Interest expense (Notes 1 and 7)...............................................................       54,141
      Transfer agent fees............................................................................       52,731
      Directors' fees and expenses (Note 2)..........................................................       24,200
      Registration fees..............................................................................       16,170
      Amortization of organization expenses (Note 1).................................................       12,804
      Reports to shareholders........................................................................       12,232
      Miscellaneous..................................................................................       28,621
                                                                                                       -----------
            Total Expenses...........................................................................    1,191,854
            Reduction of Expenses (Note 6)...........................................................      (16,456)
                                                                                                       -----------
            Net Expenses.............................................................................    1,175,398
                                                                                                       -----------
Net Investment Income................................................................................    6,483,190
                                                                                                       -----------
Realized and Unrealized Gain (Loss) on Investments:
      Net realized loss on investments...............................................................     (355,997)
      Net change in unrealized appreciation or depreciation on investments...........................    2,265,610
                                                                                                       -----------
            Net realized and unrealized gain on investments..........................................    1,909,613
                                                                                                       -----------
Net increase in net assets resulting from operations.................................................  $ 8,392,803
                                                                                                       -----------
                                                                                                       -----------

                       See notes to financial statements.
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                                       8

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FOR THE              FOR THE
                                                                        YEAR ENDED          YEAR ENDED
                                                                    DECEMBER 31, 1995    DECEMBER 31, 1994
                                                                    ------------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income.................................     $  6,483,190         $ 6,186,632
            Net realized loss on investments......................         (355,997)         (2,314,756)
            Net change in unrealized appreciation on invest-
               ments..............................................        2,265,610           2,386,804
                                                                       ------------         -----------
                  Net increase in net assets resulting from opera-
                     tions........................................        8,392,803           6,258,680
                                                                       ------------         -----------
      Dividends and Distributions from (Note 1):
            Net investment income.................................       (5,200,915)         (3,505,268)
            Tax return of capital.................................       (1,902,118)         (3,005,869)
                                                                       ------------         -----------
                  Total dividends and distributions...............       (7,103,033)         (6,511,137)
                                                                       ------------         -----------
                  Total increase (decrease) in net assets.........        1,289,770            (252,457)
      Net Assets:
            Beginning of year.....................................       98,135,525          98,387,982
                                                                       ------------         -----------
            End of year...........................................     $ 99,425,295         $98,135,525
                                                                       ------------         -----------
                                                                       ------------         -----------

                       See notes to financial statements.
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                                       9

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS

                                                         For the                For the            For the Period
                                                        Year Ended            Year Ended         September 27, 1993*
PER SHARE OPERATING PERFORMANCE:                    December 31, 1995     December, 31, 1994    to December 31, 1993
-------------------------------------------------  --------------------  ---------------------  ---------------------
Net asset value, beginning of period.............       $    13.26             $   13.30              $   13.96`D'
                                                        ----------              --------               --------
      Net investment income......................             0.88                  0.83                   0.18
      Net realized and unrealized gain (loss) on
         investments.............................             0.26                  0.01                  (0.60)
                                                        ----------              --------               --------
            Total from investment operations.....             1.14                  0.84                  (0.42)
                                                        ----------              --------               --------
Less dividends and distributions from:
      Net investment income......................            (0.70)                (0.47)                 (0.18)
      Distributions in excess of net investment
         income..................................            (0.00)                (0.00)                 (0.03)
      Tax return of capital distribution.........            (0.26)                (0.41)                 (0.03)
                                                        ----------              --------               --------
            Total from dividends and
               distributions.....................            (0.96)                (0.88)                 (0.24)
                                                        ----------              --------               --------
            Net increase (decrease) in net asset
               value.............................             0.18                 (0.04)                 (0.66)
                                                        ----------              --------               --------
Net asset value, end of period...................       $    13.44             $   13.26              $   13.30
                                                        ----------              --------               --------
                                                        ----------              --------               --------
Market value, end of period......................       $   13.375             $  12.375              $   13.50
                                                        ----------              --------               --------
                                                        ----------              --------               --------
TOTAL MARKET VALUE RETURN(1).....................           +16.38%                -2.32%                 -8.48%
                                                        ----------              --------               --------
                                                        ----------              --------               --------
TOTAL NET ASSET VALUE RETURN(1)..................            +9.14%                +6.45%                 -4.26%`D'
                                                        ----------              --------               --------
                                                        ----------              --------               --------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)...       $   99,425             $  98,136              $  98,388
                                                        ----------              --------               --------
                                                        ----------              --------               --------
      Ratio of expenses to average net
         assets(2)...............................             1.23%                 1.31%                  1.15%**
                                                        ----------              --------               --------
                                                        ----------              --------               --------
      Ratio of net investment income to average
         net assets(2)...........................             6.79%                 6.19%                  5.21%**
                                                        ----------              --------               --------
                                                        ----------              --------               --------
      Portfolio turnover rate....................               51%                   65%                    16%
                                                        ----------              --------               --------
                                                        ----------              --------               --------

------------
  * Commencement of Operations
 ** Annualized
  `D' Net of offering costs of $0.14 per share.
 (1) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of sales loads or brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the change in value over the period indicated, taking into account dividends as reinvested.
 (2) Net of expense reduction. Had the reduction not occurred, the expense ratio and net investment income ratio would have amounted to 1.25% and 6.78%, respectively, for the year ended December 31, 1995, 1.35% and 6.14%, respectively, for the year ended December 31, 1994 and 1.22% and 5.14%, respectively, for the period September 27, 1993 (Commencement of Operations) to December 31, 1993. See Note 6 in the notes to financial statements.

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       10

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund had no operations until September 13, 1993 when it sold 7,100 shares of common stock for $100,110 to Cohen & Steers Capital Management, Inc. (the 'Adviser'). Investment operations commenced on September 27, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there have been no sales on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Dividends and Distributions to Shareholders: Dividends from investment company taxable income are declared and paid monthly. A portion of the Fund's dividends may consist of amounts in excess of investment company taxable income derived from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a tax return of capital of $1,902,118 ($0.26 per share) for the year ended December 31, 1995 and $3,005,871 ($0.41 per share) for the year ended December 31, 1994 which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1995, the Fund decreased paid-in capital by $2,721,547, increased undistributed net investment income by $619,843 and increased accumulated net realized gain on investment securities sold by $2,101,704. These differences are primarily due to return of capital distributions received by the Fund on portfolio securities.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary. At December 31, 1995, the Fund had, for Federal income tax purposes, an unused capital loss carryforward of $960,869 to be applied against future realized gains, if any. If not applied, the capital loss carryforward will expire in 2002.

     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations.

     Borrowings and Leverage: The Fund may borrow for leveraging purposes when an investment opportunity arises but the Adviser believes that it is not appropriate to liquidate any existing investments. The Fund will only borrow when the Adviser believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the Fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim.

NOTE 2. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the investment adviser to the Fund (the 'Adviser'). The Adviser is responsible for the actual management of the Fund's portfolio. The

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED) responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. For the year ended December 31, 1995, the Fund incurred investment advisory fees of $668,143.

     Administrative Fees: Princeton Administrators, L.P. serves as the administrator (the 'Administrator') pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in certain aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value weekly, prepares such figures for publication on a weekly basis, maintains certain books and records that are not maintained by the Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, and stockholder reports.

     Under the terms of the Administration Agreement, the Fund has agreed to pay a fee computed weekly and payable monthly, at an annual rate of 0.20% of the Fund's average weekly net assets subject to a monthly minimum of $12,500. For the year ended December 31, 1995, the Fund incurred administrative fees of $190,896.

     Director's Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services. Similarly, none of the Fund's officers received compensation from the Fund. For the year ended December 31, 1995, the Fund incurred directors' fees of $24,200.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 1995, purchases and sales of securities,
excluding   short-term  investments,  aggregated  $49,173,894  and  $51,468,339, respectively.

     At December 31, 1995, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a Federal income tax basis, are as follows:

Aggregated cost.............................................................  $95,794,752
                                                                              -----------
Gross unrealized appreciation...............................................  $ 7,459,446
Gross unrealized depreciation...............................................   (4,524,835)
                                                                              -----------
Net unrealized appreciation.................................................  $ 2,934,611
                                                                              -----------
                                                                              -----------

NOTE 4. COMMON STOCK

     There are 100,000,000 shares of $0.001 per value common stock authorized. Of the 7,399,100 shares of common stock outstanding at December 31, 1995, Cohen & Steers Capital Management, Inc. owned 8,284 shares.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 5. SUBSEQUENT EVENTS

     On January 2, 1996, the Board of Directors of the Fund declared a dividend of $0.08 per share payable on January 31, 1996, to shareholders of record on January 16, 1996.

NOTE 6. DIRECTED BROKERAGE ARRANGEMENT

     The Adviser directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $16,456 under this agreement.

NOTE 7. BORROWINGS

     The Fund has entered into a Line of Credit Agreement with State Street Bank & Trust Company for $15,000,000. At December 31, 1995, the par value of loans outstanding was $383,580 at an interest rate of 6.875%. During the year ended December 31, 1995, the average daily balance of loans outstanding was $1,238,385 at a weighted average interest rate of 6.84%. The maximum amount of loans outstanding at any time during the year was $4,790,392 as of October 4, 1995, which was 4.78% of total assets. The loan is collateralized by the Fund's portfolio.

NOTE 8. QUARTERLY DATA (UNAUDITED)

                                                                                      NET INCREASE
                                                             NET REALIZED AND          (DECREASE)
                        TOTAL                NET             UNREALIZED GAIN         IN NET ASSETS
                      INVESTMENT          INVESTMENT              (LOSS)               RESULTING           DIVIDENDS AND
QUARTERLY PERIOD        INCOME              INCOME            ON INVESTMENTS        FROM OPERATIONS        DISTRIBUTIONS
-----------------  ----------------   ------------------   --------------------   --------------------   ------------------

                               PER                  PER                   PER                    PER                   PER
FISCAL 1995         AMOUNT    SHARE     AMOUNT     SHARE     AMOUNT      SHARE      AMOUNT      SHARE      AMOUNT     SHARE
-----------------  ---------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----
March 31.........  $1,667,686 $0.23   $1,362,753   $0.19   $(4,071,089)  ($0.55)  $(2,708,336)  ($0.36)  $1,775,751   $0.24
June 30..........  1,808,803   0.24    1,522,730    0.20     2,302,462     0.31     3,825,192     0.51    1,775,768    0.24
September 30.....  1,818,584   0.25    1,520,958    0.21     3,607,617     0.49     5,128,575     0.70    1,775,764    0.24
December 31......  2,363,515   0.32    2,076,749    0.28        70,623     0.01     2,147,372     0.29    1,775,750    0.24
                   ---------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----
                   $7,658,588 $1.04   $6,483,190   $0.88   $ 1,909,613   $ 0.26   $ 8,392,803   $ 1.14   $7,103,033   $0.96
                   ---------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----
                   ---------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----

                       NET ASSETS AT
QUARTERLY PERIOD       END OF PERIOD
-----------------  ---------------------
                                   PER
FISCAL 1995           AMOUNT      SHARE
-----------------  ------------   ------
March 31.........  $ 93,651,438   $12.66
June 30..........    95,700,862    12.93
September 30.....    99,053,673    13.39
December 31......    99,425,295    13.44


                               PER                  PER                   PER                    PER                   PER
FISCAL 1994         AMOUNT    SHARE     AMOUNT     SHARE     AMOUNT      SHARE      AMOUNT      SHARE      AMOUNT     SHARE
-----------------  ---------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----
March 31.........  $1,680,031 $0.23   $1,392,535   $0.19   $ 4,667,133   $ 0.63   $ 6,059,668   $ 0.82   $1,183,835   $0.16
June 30..........  1,855,613   0.25    1,567,297    0.21      (349,470)   (0.05)    1,217,827     0.16    1,775,763    0.24
September 30.....  1,836,747   0.25    1,468,997    0.20    (4,003,614)   (0.54)   (2,534,617)   (0.34)   1,775,775    0.24
December 31......  2,122,241   0.29    1,757,803    0.23      (242,001)   (0.03)    1,515,802     0.20    1,775,764    0.24
                   ---------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----
                   $7,494,632 $1.02   $6,186,632   $0.83   $    72,048   $ 0.01   $ 6,258,680   $ 0.84   $6,511,137   $0.88
                   ---------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----
                   ---------  -----   ----------   -----   -----------   ------   -----------   ------   ----------   -----

                                   PER
FISCAL 1994           AMOUNT      SHARE
-----------------  ------------   ------
March 31.........  $103,263,814   $13.96
June 30..........   102,705,879    13.88
September 30.....    98,395,487    13.30
December 31......    98,135,525    13.26

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Cohen & Steers Total Return Realty Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Total Return Realty Fund, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 27, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Total Return Realty Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from September 27, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 12, 1996

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           DIVIDEND REINVESTMENT PLAN

     The Fund has a Dividend Reinvestment Plan (the 'Plan'). Each shareholder may elect to have all distributions of dividends and capital gains automatically reinvested in additional shares by State Street Bank & Trust Company (the 'Plan Agent'), as agent for shareholders pursuant to the Plan. The Plan Agent will effect purchases of shares under the Plan in the open market. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account, or the Plan Agent will sell the participant's shares and send the participant the proceeds less a service fee and brokerage commissions.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     If shares are held in the name of a brokerage firm, bank, or other nominee, shareholders should contact the nominee to see if it will participate in the Plan on their behalf. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they should request it to reregister shares in their own name which will enable participation in the Plan.

     The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata portion of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

     The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

--------------------------------------------------------------------------------
                                       16

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at State Street Bank and Trust Co., P.O. Box 8200, Boston, MA 02266-8200 (telephone 800-426-5523).

                             ADDITIONAL INFORMATION

     During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

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                                       17

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.



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                                       18

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Elizabeth O. Reagan
Vice President

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9011
Princeton, NJ 08543
(800) 688-0928

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200

LEGAL COUNSEL
Dechert Price & Rhoads
477 Madison Avenue
New York, NY 10022

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

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                                       19

                                 COHEN & STEERS
                            TOTAL RETURN REALTY FUND
                                757 THIRD AVENUE
                              NEW YORK, N.Y. 10017

                                 COHEN & STEERS
                                  TOTAL RETURN
                                   REALTY FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 1995





                              STATEMENT OF DIFFERENCES
                              ------------------------

                    The dagger symbol shall be expressed as `D'
                    The division sign shall be expressed as [div]